                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act File Number: 811-09561

                        Century Capital Management Trust
               (Exact name of registrant as specified in charter)

                      c/o Century Capital Management, LLC
                100 Federal Street, Boston, Massachusetts 02110
              (Address of principal executive offices) (Zip code)

                                  Steven Alfano
                        Century Capital Management, LLC
                100 Federal Street, Boston, Massachusetts 02110
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 482-3060
                                                     --------------

Date of fiscal year end:  October 31
                          ----------

Date of reporting period:  October 31, 2004
                           -----------------

ITEM 1. REPORT TO STOCKHOLDERS.

                           CENTURY CAPITAL MANAGEMENT

[graphic omitted]

                                                                    -----------
                                                                    SEVENTY-SIX
                                                                      YEARS OF
                                                                     INVESTING
                                                                    1928 - 2004

                                                                       [logo]
                                                                       CENTURY
                                                                    -----------

                                                                         CENTURY
                                                                           FUNDS

                                                                         CENTURY
                                                                          SHARES
                                                                           TRUST

                                                                             AND

                                                                         CENTURY
                                                                       SMALL CAP
                                                                     SELECT FUND

                                                                 ANNUAL REPORTS
                                                                OCTOBER 31, 2004

[graphic omitted]
Companies can be evaluated from many perspectives. One measurement that we look for when investing is excellent management. We expect management to build shareholder value. We seek businesses capable of delivering 15% return on equity and growing book value 15% per year compounded over rolling five-year periods.

TRUSTEES AND OFFICERS
Alexander L.Thorndike, Chairman
and Chief Investment Officer

John E. Beard, Trustee

Davis R. Fulkerson, Trustee

Jerrold Mitchell, Trustee

Ernest E. Monrad, Trustee

Michael J. Poulos, Trustee

Jerry S. Rosenbloom, Trustee

David D. Tripple, Trustee

Steven Alfano, Secretary and
Chief Compliance Officer


INVESTMENT ADVISOR
Century Capital Management, LLC

100 Federal Street
Boston, Massachusetts 02110


SHAREHOLDER HOTLINE
800-303-1928

www.centuryfunds.com

                              [logo] CENTURY FUNDS

--------------------------------------------------------------------------------
Average Annual Total Returns
For the Period ended 9/30/04
                                     1 Year     3 Years     5 Years    10 Years
                                     ------     -------     -------    --------
Century Shares Trust                 14.27%     5.76%       10.40%     13.03%
S&P 500(R)Index                      13.87%     4.05%       -1.31%     11.08%

                                                                       Since
                                     1 Year     2 Years     3 Years    Inception
                                     ------     -------     -------    --------
Century Small Cap Select Fund        15.96%     27.21%      16.87%     21.00%
Investors Shares (2/24/00)
Century Small Cap Select Fund        16.33%     27.72%      17.42%     20.84%
Institutional Shares (12/9/99)
Russell 2000(R)Index                 18.77%     27.33%      13.71%     5.81%
(Institutional Inception Date)
--------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call 1-800-321-1928 or visit the Funds' website at www.centuryfunds.com. Shares held less than 180 days maybe subject to a 1.0% redemption fee.

Century Small Cap Select Fund invests in smaller companies which pose greater risks than those associated with larger, more established companies. Concentration or focus, as the case may be, in the financial services field will subject the Funds to the risks associated with that field (e.g., government regulation, interest rates, claims activity, and exposure to natural and man-made disasters) and may result in greater fluctuation in share value than is experienced in less concentrated portfolios.

Performance returns shown herein include the reinvestment of dividends and capital gains. Performance for the Century Small Cap Select Fund would have been lower during the period if certain fees had not been waived or expenses reimbursed. For a description of the S&P 500 and Russell 2000 Indices refer to pages seven and eight, respectively. Forum Fund Services, LLC, Distributor.

Before investing, you should carefully consider the Century Funds' investment objectives, risks, fees and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling 1-800-321-1928 or visiting the Funds' website. Please read the prospectus carefully before you invest. (12/04)

DEAR FELLOW SHAREHOLDERS

We would like to take this opportunity to discuss some pertinent issues as we look to continually earn your trust and confidence. While addressing other issues below, we recognize the importance of generating above average risk-adjusted returns over the long term.

What is our job at Century Funds?
Our most important job is acting as fiduciaries, who are entrusted with safeguarding and enhancing your hard-earned assets. Everything we do should be geared toward generating value for our shareholders. We believe that a small, employee-owned investment advisor is the best means to protect and deliver value to our fellow shareholders.

Are there any new Developments at Century?
We continue to strengthen our organization. Steven Alfano has been appointed Chief Compliance Officer by the independent Century Funds Trustees. We are excited that Maureen Kane has joined our legal and administrative team as General Counsel. Our investment research has been enhanced by the addition of David Borah and C.J. Young as equity analysts. In addition, we are committed to investing in the portfolio accounting, trading and proxy tracking systems necessary to monitor our compliance.

I would like to highlight some of the changes we have seen over the last five years. The equity markets entered and exited from a speculative bubble, and it appears that we are returning to a period of stronger corporate governance and back-to-basics fundamental analysis. We welcome this heightened investor scrutiny and believe it will benefit companies with higher earnings quality and consistency. We believe the Century Funds are well-positioned in this environment, with Century Shares Trust considered a larger cap core holding and Century Small Cap Select Fund established as a small cap growth fund that is less aggressive than its peers.

Fundamentals and Chemistry: Red Sox and Investing
From the agony of prior defeats, this year featured an exhilarating come-from-behind World Series win by the Boston Red Sox. Why has it taken 86 years to complete this quest? With a team that was very similar to the prior year, management put together a great roster but made important adjustments during the season. These fundamentals also required good team chemistry and execution at key moments in order to succeed in the October journey. The investing journey mirrors sports in this regard. It begins with a company's roster of good fundamentals (financials, competitive position, etc.), but management also needs to maximize its talent and adapt to changing market conditions.Finally, culture and chemistry help manufacture the final bit of luck and timing that bring victory in the postseason.

Finally, I want to highlight the Century Funds' Investment Principles, which are included in this report for the third consecutive year. We believe that these core values should guide our work ethic and the companies in which we invest.

Our Funds are long-term oriented, and we view ourselves as long-term investors. We judge our own performance over 5-year periods and hope that you share our investment horizon. We are optimistic about the outlook for your Funds over the next year. We also hope you find the Annual Report informative and helpful in understanding our investment process.

We appreciate your support and hope to earn your "trust" again during the next year.

    Respectfully Submitted,

/s/ Alexander L.Thorndike

    Alexander L.Thorndike
    Chairman of the Trustees

                      CENTURY FUNDS INVESTMENT PRINCIPLES

GOALS:
  => We strive to deliver exceptional risk-adjusted performance over time

  => We seek to develop long-term relationships with our shareholders and clients

  => We aim to be an ethical leader in the investment industry

OBJECTIVES:

  o  Performance is our primary goal
       - We pursue a research-intensive process, resulting in a disciplined investment strategy
  o  Hire the best people
       - We seek curious individuals who challenge consensus, thrive on adversity and possess a competitive spirit
       -  We value a sense of humor and humility
  o  Continuous improvement is a high priority
  o  Maintain a culture of teamwork and mutual respect

CORE VALUES: Create a culture of excellence and integrity
  o  Think long term ... always do the "right" thing
  o  Remember why people entrust us with their money
  o  Value our independence, entrepreneurial spirit and flexibility
  o  Learn from our weaknesses
  o  Encourage innovation and creativity
  o  Leverage our talent, resources and contacts
  o  Reward excellence

INVESTMENT PHILOSOPHY: Growth Investors in Value Industries
  WE BELIEVE:
  o  Capital markets are semi-efficient
  o  In-depth original research is a competitive advantage
  o  Reassessing each investment's risks and rewards will benefit performance

  WE SEEK:
  o  Credible, capable management with a history of success
  o Franchises with high recurring revenues, barriers to entry and improving fundamentals
  o  Firms with expanding profit margins and ROE's
  o  Companies growing consistently faster than the overall market and peers
  o  Attractively valued stocks relative to the overall market and peers
  o  Firms operating in favorable competitive environments
  o  Companies with shareholder orientation and transparent accounting

DEAR FELLOW SHAREHOLDERS


MARKET COMMENTARY
Over the past fiscal year ending October 31, 2004, the S&P 500 and Russell 2000 generated very respectable total returns of 9.4% and 11.7%, respectively. These returns followed a stellar 2003 fiscal year, when returns for the S&P 500 and Russell 2000 were up 20.8% and 43.4%, respectively. Needless to say, 2003 and 2004 were two strong years that recouped much of the stock market losses generated in 2000-2002. As of our fiscal year end, the Russell 2000 had rebounded close to its prior peak reached in March 2000. The S&P 500 was up about 35% from its low in October 2002, but remained about 25% below its peak. Given the ups and downs of the past five years, it is important to maintain a long-term time horizon and remember that timing the market is extremely difficult.

During the past year, the stock market started off strongly, but lost strength owing to economic and political uncertainty. A year ago, crude oil cost less than $30 per barrel. Oil traded up more than 50% in the past year. Higher energy costs acted as a drag on the economy, just as job growth began to improve. Earnings growth is one of the main drivers of stock market performance and is projected to increase in 2005, but at a slower rate of growth than in 2004. We expect the economy will continue to improve steadily and stabilize as the recovery enters a mature phase.

TWO CASE STUDIES
We thought it might be valuable to share a couple of case studies of holdings that were owned in both Funds at different stages of their evolution. These examples highlight our investment criteria and how we can leverage our research across two funds with separate risk/reward and investment mandates. As companies mature, they can often provide different results for investors. Century Small Cap Select Fund has an investment objective of long term capital growth, while Century Shares Trust seeks long term growth of principal and income.

In early 2000, the Century Small Cap Select Fund began buying shares of Banknorth (BNK), formerly Peoples Bancorp. The bank possessed many of the attributes Century looks for in companies, such as a strong management team, return on equity greater than 15% and a very attractive valuation. In addition, this bank was establishing itself as the dominant northern New England franchise, which we believed would result in above average returns over time. Later in 2000, Century Shares Trust also purchased BNK. At that point, our initial thesis was still very much intact;but the size of the company and its developing track record matched the Trust's more conservative risk/return profile. Century Small Cap Select fund sold BNK in early 2002, as the size of the company approached the upper limits of what qualifies as a small cap stock. Finally, after enjoying strong returns, Century Shares Trust sold BNK during 2004 for valuation and fundamental reasons.

Century's ownership of Iron Mountain is very similar to that of Banknorth. Iron Mountain (IRM), which provides document storage for businesses, was bought in the Century Small Cap Select Fund in early 2001. IRM was an attractive investment due to a strong management team, its operating model (over 100% recurring revenues) and market dominant position following the acquisition of its largest competitor. Also, IRM seemed to be less affected by the economic downturn, which was occurring at the time. Similar to Banknorth, IRM stock was purchased by Century Shares Trust in 2002 when the company's growing size and strong execution convinced us it was an appropriate investment for the Trust. IRM was subsequently sold from the Small Cap Select fund when IRM's market value reached the high end of what qualifies as a small cap stock. Finally, Century SharesTrust sold our remaining shares of Iron Mountain during 2004 for valuation reasons (reaching our price target).

MANAGEMENT'S DISCUSSION ON FUND PERFORMANCE

This is the 77th annual report of Century Shares Trust and the 5th annual report for Century Small Cap Select Fund. Both Funds have continued to perform well during the last year and over longer periods of time. We begin this report with
1) a review of Century Shares Trust, 2) a review of Century Small Cap Select Fund, followed by 3) a discussion of current market conditions and our perspective on the road ahead.

CENTURY SHARES TRUST

PERFORMANCE
The Trust delivered a 9.06% return for the fiscal year ended October 31, 2004. This compares with a 9.42% return for the S&P 500 Index. The chart below shows that the Trust continues to outperform its benchmark over longer time periods. In general, we expect the Trust to outperform in normal and nervous market conditions but underperform during periods of strong bullish sentiment.

                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
 Average Annual Total Return 10/31/04

         CENTURY SHARES TRUST                     S&P 500(R) Index
1 YEAR          9.06%                                   9.42%
3 YEARS         6.35%                                   3.92%
5 YEARS         7.81%                                  -2.22%
10 YEARS       13.15%                                  11.01%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-321-1928 or visit the Fund's website. Shares held less than 180 days may be subject to a 1.0% redemption fee.
--------------------------------------------------------------------------------

Over the last year, the Trust's best performers included Checkpoint Software, Iron Mountain, Torchmark and United Health Group. The Trust's worst performers included AIG, Citigroup, Jacobs Engineering, Marsh & McLennan and Pfizer. As interest rates continue to rise from their historic lows, we continue to redeploy some of our financial services holdings into consumer, health care, producer durables and technology services holdings, that we expect to perform well during this maturing phase of the economic cycle.

                              CENTURY SHARES TRUST
                           FUND COMPOSITION 10/31/04

                FINANCIAL SERVICES                      49%
                HEALTH CARE                             20%
                CONSUMER DISCRETIONARY                  10%
                TECHNOLOGY                               9%
                CASH EQUIVALENTS                         5%
                PRODUCER DURABLES                        4%
                CONSUMER STAPLES                         3%

Over the last three years, corporate America has been hit with several scandals involving fraud and greed, including such companies as Enron, HealthSouth and WorldCom. Approximately 24% of the S&P 500 is currently under government investigation, including the insurance, tobacco and pharmaceutical industries. AIG, Marsh & McLennan and Pfizer have each been impacted by these recent events. Over the last three years, we diversified the Trust considerably and reduced its exposure to the current inquiries.

We thought you might want some specific examples of some of the portfolio decisions we made during the year. We sold several stocks that appreciated to our price targets, such as Choicepoint (information services), Iron Mountain (records storage), Moody's (financial ratings and information) and Thermo Electron (technology manufacturing). We also sold out of a few positions where we ran out of patience or the company's fundamentals changed, such as Family Dollar Stores (discount retailer), Jacobs Engineering (engineering contractor) and Universal Health Services (health provider).

We increased our exposure to health care, retail and technology stocks which we believe will benefit from the maturing stage of an economic rebound. These industries also exhibit the attributes we look for in companies, such as 15% compounded growth in book value and return on equity (ROE), defined as the rate of return a company earns on shareholders' equity over rolling 3 and 5 year periods. Examples include Home Depot (home improvement retailer), Johnson & Johnson (consumer and health products), Microsoft (software), Sysco (food distribution) and United Technologies (technology manufacturing).

CENTURY SMALL CAP SELECT FUND

FUND PERFORMANCE
The Fund delivered positive returns for the fiscal year ended October 31, 2004. The Institutional Shares and the Investor Shares gained 9.83% and 9.45% respectively, versus a 11.73% return for the Russell 2000 Index. Although the Fund was in positive territory for the fifth consecutive year, we were disappointed to lag the broad Russell 2000 Index for the year. The chart below shows that the Fund continues to outperform its benchmarks over periods longer than two years. In retrospect, we were underrepresented in favorable sectors, like technology and energy where we did not find enough firms which met our investment criteria. In general, we expect the Fund to outperform in normal and nervous market conditions but underperform during periods of strong bullish sentiment.

                             PERFORMANCE COMPARISON

--------------------------------------------------------------------------------
 Average Annual Total Return 10/31/04

          CSCS INVESTOR SHARES                  RUSSELL 2000(R) INDEX
1 YEAR          9.45%                                  11.73%
2 YEARS        25.16%                                  26.56%
3 YEARS        18.17%                                  12.31%
SINCE INCEPT   20.97%                                   2.39%


Investor Inception Date used for Russell 2000 Index.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call 1-800-321-1928 or visit the Fund's website. Shares held less than 180 days may be subject to a 1.0% redemption fee.
--------------------------------------------------------------------------------

Over the last year, the Fund's best performers included American Healthways (disease management), Flir Systems (thermal imaging), Jones Lang LaSalle (real estate services) and Magnum Hunter (natural gas). The Fund's worst performers included Ascential Software (software development), Retek (retail software) and Vistacare (hospice provider). As the economic rebound matures, we have reduced our weightings in health care and financial services and redeployed these assets into technology and consumer discretionary companies, which we expect to perform well in 2005.

                          CENTURY SMALL CAP SELECT FUND
                            FUND COMPOSITION 10/31/04

                FINANCIAL SERVICES                      22%
                HEALTH CARE                             22%
                CONSUMER DISCRETIONARY                  21%
                INFORMATION TECHNOLOGY                  12%
                CASH EQUIVALENTS                         8%
                MATERIALS & PROCESSING                   6%
                OTHER ENERGY                             5%
                PRODUCER DURABLES                        4%

With small cap stocks continuing to outperform larger cap stocks, we sold out of several stocks that appreciated beyond our price targets, such as Ansys (technology), Charles River Associates (litigation consulting), Credit Acceptance (debt services) and Odyssey Healthcare (hospice care). We also sold out of a few positions where we ran out of patience or the company's fundamentals changed, such as GTSI (government IT distribution), Taro Pharmaceuticals (generic drugs) and United Online (online access provider).

THE ROAD AHEAD IN A SECOND TERM
We would define the current investment climate as encouraging but uncertain. The domestic economy continues to grow and productivity remains strong. The Presidential election yielded no significant changes to the balance of political power, and corporate earnings are expected to deliver consistent growth in 2005. However, we continue to face geopolitical unrest and military involvement in the Middle East, as well as potential domestic concerns about rising interest rates, inflation, the federal budget deficit and the declining dollar.

We remain optimistic that equities look attractive over both near-term and long-term horizons. The quality of earnings, balance sheets and cash flows continue to improve. Profitability: corporate profit margins and balance sheets are at stronger levels than previous cycles, which indicates higher earnings quality and less business stress on investors' stake in the shareholders' equity. Growth: 2005 earnings estimates for large cap stocks (represented by the S&P 500 Index) are currently forecasting 8%-10% earnings growth, while small cap stocks (represented by the Russell 2000 Index) are expecting to produce 25% earnings growth in 2005. Valuation: Valuations seem fair and reasonable (not too hot and not too cold). Although several industries are under government investigation (i.e insurance, pharmaceuticals, and tobacco), corporate governance and disclosure appear to be improving. However, the cost of this compliance has increased significantly for investors and investment firms.

Structurally, there are a few trends which we believe will shape the outlook for equities over the next four years.


 1. The Baby Boomer generation and their offspring will continue to shape the size and direction of our economy
 2. Global tension is rising for the first time since the Cold War ended over a decade ago
 3. China and the developing world will establish themselves as beneficiaries (not just suppliers) of global expansion
 4. Investors may have a lower appetite for risk and a higher appreciation for earnings consistency rather than the rapid growth that defined the technology bubble over the last several years.

HOW MIGHT THESE TRENDS AFFECT OUR INVESTMENT PROCESS?
We think our emphasis on investing in companies that can potentially deliver consistent 15% ROE over rolling 3-5 year periods is a quality hurdle, which leads us to predictable businesses, rather than rapidly growing, "momentum" companies. We also believe that the new dividend tax rates will lead many of our holdings to increase their dividends at a faster rate than their overall earnings' growth, especially those firms with relatively low payout ratios and strong balance sheets. We expect that our investment focus on high quality, consistently growing companies will result in our overweighting the financial, consumer, health care and technology sectors within the Funds.

WHAT IS OUR INVESTMENT PHILOSOPHY?
When considering an investment, we believe that there are three main elements to the investment decision: PROFITABILITY, GROWTH and VALUATION. First, we place a premium on the quality and consistency of a company's profitability before we assess its growth prospects. Earnings are the lifeblood of a company's ability to deliver returns for its investors, and we like to see several years of consistent earnings growth as evidence that management can deliver in the future. Second, any company's growth prospects are difficult to forecast accurately, especially in rapidly changing industries.We are growth "skeptics," tending to discount earnings expectations above 20% annual growth and gravitate to those companies with more conservative accounting policies. Third, valuation is the final leg of our investment stool, and I would characterize it as our risk management tool. Once we are comfortable with a company's profitability and growth prospects, we look to find an entry price into a stock when we believe it is attractively valued relative to its peer group, the overall market and its historical valuation. Exiting a stock is usually determined by our "sell" discipline. We sell stocks that reach our price targets, exhibit deteriorating fundamentals or experience sudden "catalyst" events.

We thank you for your continued support and wish you and your family a Happy New Year from all of us at Century Funds. We hope that you will visit our website (www.centuryfunds.com) for updates on the Funds, and we always welcome your questions and comments by phone or mail.
Sincerely,

/s/ Alexander L. Thorndike          /s/ Kevin W. Callahan

    Alexander L. Thorndike              Kevin W. Callahan
    Chairman and                        Director of Research
    Chief Investment Officer

The views expressed in this report reflect those of the portfolio managers as of the end of the period covered by this report. These views are subject to change at any time based on market and other conditions and should not be construed as a recommendation with respect to any security.

                           SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs:(1) transaction costs including redemption fees, and (2) ongoing costs, including management fees, distribution and service fees (in the case of Investor Shares of Century Small Cap Select Fund) and other Fund expenses.This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare those costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 to October 31, 2004).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10.00 that is charged once a year may apply for certain IRA accounts. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CENTURY SHARES TRUST                                                                                             EXPENSES PAID
                                                                                                                 DURING PERIOD*
                                                                   BEGINNING            ENDING                   SIX MONTHS
                                                                   ACCOUNT VALUE        ACCOUNT VALUE            ENDING
                                                                   MAY 1, 2004          OCTOBER 31, 2004         OCTOBER 31, 2004
Based on Actual Fund Return                                        $1,000.00            $ 991.90                 $5.66
Based on Hypothetical 5% Yearly Return before expenses             $1,000.00           $1,019.15                 $5.74


* These calculations are based on expenses incurred in the most recent fiscal half-year. Century Shares Trust's annual expense ratio is 1.15%.The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

CENTURY SMALL CAP                                                                                                EXPENSES PAID
SELECT FUND                                                                                                      DURING PERIOD*
                                                                   BEGINNING            ENDING                   SIX MONTHS
                                                                   ACCOUNT VALUE        ACCOUNT VALUE            ENDING
                                                                   MAY 1, 2004          OCTOBER 31, 2004         OCTOBER 31, 2004
Based on Actual Fund Return
  Institutional Class                                              $1,000.00            $1,031.51                $7.40
  Investor Class                                                   $1,000.00            $1,033.59                $5.62
Based on Hypothetical 5% Yearly Return before expenses
  Institutional Class                                              $1,000.00            $1,017.60                $7.35
  Investor Class                                                   $1,000.00            $1,019.31                $5.58


 * These calculations are based on expenses incurred in the most recent fiscal half-year. The Fund's annual expense ratios are
   1.13% for Institutional Class and 1.52% for Investor Class. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

PERFORMANCE OF A $10,000 INVESTMENT

     CENTURY SHARES TRUST INDEX AND S&P 500(R) Index

                             CST              S&P 500

    10/31/1994             $10,000            $10,000
    10/31/1995             $12,606            $12,644
    10/31/1996             $10,960            $15,691
    10/31/1997             $21,508            $20,729
    10/31/1998             $24,182            $25,288
    10/31/1999             $23,613            $31,779
    10/31/2000             $29,582            $33,715
    10/31/2001             $28,586            $25,319
    10/31/2002             $26,951            $21,494
    10/31/2003             $31,529            $25,965
    10/31/2004             $34,385            $28,411

This chart compares the performance over the past ten years, through October 31, 2004, of a hypothetical $10,000 investment in Century Shares Trust, including reinvested dividends and distributions, with that of a broad-based securities market index. The S&P 500(R) Index is a well known gauge of how large capitalization U.S. equities are doing. On the other hand, its results are not adjusted for the costs to manage and trade a portfolio of securities, so they are not directly comparable to an actual investor's results, and it is not available for investment. This differs from the Trust's focus on investments in the financial services and related business services sectors.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares.


------------------------------------------------------------------
                   TEN LARGEST HOLDINGS

AMERICAN INTERNATIONAL GROUP, INC.                           4.09%
Global insurance and financial services.
BERKSHIRE HATHAWAY - A                                       4.07%
Financial investment and insurance.
MBIA, INC.                                                   3.89%
Financial guaranty and credit enhancement
products worldwide.
CHUBB CORP.                                                  3.78%
Specialty commercial and personal insurance.
RENAISSANCE RE HOLDINGS LTD.                                 3.55%
Provides reinsurance and insurance.
UNITEDHEALTH GROUP, INC.                                     3.44%
Health benefits provider.
TORCHMARK CORP.                                              3.40%
Life insurance and distribution.
PROGRESSIVE CORP.                                            3.33%
Personal automobile insurance.
PROTECTIVE LIFE CORP.                                        3.25%
Insurance and investment products.
MICROSOFT CORP.                                              2.94%
Computer hardware, software and services.
------------------------------------------------------------------

-------------------------------------------
           CENTURY SHARES TRUST

AVERAGE ANNUAL TOTAL RETURNS
AS OF OCTOBER 31, 2004


1 YEAR                                9.06%

5 YEARS                               7.81%

10 YEARS                             13.15%

20 YEARS                             13.48%
-------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
The following charts compare the performance through October 31, 2004 of a hypothetical $10,000 investment in Century Small Cap Select Fund's Institutional Shares (12/9/99 inception date) and the Fund's Investor Shares (2/24/00 inception date) and the Russell 2000 Index. The Russell 2000(R)Index is widely regarded in the industry as the premier measure of small cap stocks. On the other hand, its results are not adjusted for the costs to manage and trade a portfolio of securities, so that they are not directly comparable to an actual investors' results. The index is not available for investment.

----------------------------------------------------------------
                CENTURY SMALL CAP SELECT FUND
            INSTITUTIONAL SHARES & RUSSELL 2000(R)

                         CSCS INSTITUTIONAL  RUSSELL 2000
           12/09/99            $10,000         $10,000
           04/30/00            $11,150         $10,940
         10/31/2000            $14,570         $10,819
          4/30/2001            $14,862         $10,627
         10/31/2001            $15,099         $ 9,445
          4/30/2002            $17,592         $11,337
         10/31/2002            $15,985         $ 8,352
          4/30/2003            $17,376         $11,337
         10/31/2003            $22,980         $11,974
          4/30/2004            $24,419         $12,757
         10/31/2004            $25,239         $13,378
----------------------------------------------------------------

----------------------------------------------------------------
             CENTURY SMALL CAP SELECT FUND
            INVESTOR SHARES & RUSSELL 2000(R)

                        CSCS INVESTOR      RUSSELL 2000
       02/24/00            $10,000           $10,000
       04/30/00            $10,920           $ 9,154
     10/31/2000            $14,260           $ 9,053
      4/30/2001            $14,593           $ 8,892
     10/31/2001            $14,785           $ 7,903
      4/30/2002            $17,208           $ 9,486
     10/31/2002            $15,574           $ 6,989
      4/30/2003            $16,902           $ 7,517
     10/31/2003            $22,290           $10,019
      4/30/2004            $23,652           $10,675
     10/31/2004            $24,397           $11,195
----------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The performance graph and returns table do not reflect the deductions for taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

--------------------------------------------------------------------------------
                              TEN LARGEST HOLDINGS
RPM INTERNATIONAL, INC.                                           3.90%
Manufactures and markets specialty paints, coatings, roofing systems, sealants and adhesives.
PLATINUM UNDERWRITERS HOLDING LTD.                                3.22%
Reinsurance provider worldwide.
STERICYCLE, INC.                                                  2.94%
Medical waste disposal and recycling.
PROVIDENCE SERVICES CORP.                                         2.89%
A provider of government-sponsored social services.
AMERICAN HEALTHWAYS, INC.                                         2.83%
Disease management services provider.
MARLIN BUSINESS SERVICES CORP.                                    2.64%
Small business leasing
VARIAN SEMICONDUCTOR EQUIP. ASSOC.                                2.60%
Designs and manufactures implantation systems.
OPEN SOLUTIONS, INC.                                              2.45%
Customer service software for financial services.
RITCHIE BROS. AUCTIONEERS, INC.                                   2.44%
Industrial equipment auctioneer.
THE HOUSTON EXPLORATION CO.                                       2.38%
Natural gas and oil and development services.
--------------------------------------------------------------------------------

---------------------------------------------------
                CENTURY SMALL CAP
                  SELECT FUND

AVERAGE ANNUAL TOTAL RETURNS
AS OF OCTOBER 31, 2004


INVESTOR SHARES
1 YEAR                                       9.45%
3 YEARS                                     18.17%
SINCE INCEPT. (02/24/00)                    20.97%



INSTITUTIONAL SHARES
1 YEAR                                       9.83%
3 YEARS                                     18.68%
SINCE INCEPT. (12/09/99)                    20.82%
---------------------------------------------------

CENTURY SHARES TRUST
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2004

COMMON STOCK - 95.5%

SHARES                                                       VALUE
------                                                       -----

CONSUMER DISCRETIONARY - 10.3%
144,020 CDW Corp.                                        $  8,933,561
136,690 Family Dollar Stores, Inc.                          4,039,189
 45,320 Home Depot, Inc.                                    1,861,746
107,870 Iron Mountain, Inc.*                                3,565,103
187,360 Staples, Inc.                                       5,572,086
176,220 TJX Companies, Inc.                                 4,225,756
167,530 Wal-Mart Stores, Inc.                               9,033,218
                                                         ------------
                                                           37,230,659
                                                         ------------

CONSUMER STAPLES - 2.7%
 67,930 Sysco Corp.                                         2,192,101
213,820 Walgreen Co.                                        7,674,000
                                                         ------------
                                                            9,866,101
                                                         ------------

FINANCIAL SERVICES - 49.2%
BANKS - 5.8%
 32,600 Bank of America Corp.                               1,460,154
155,335 Citigroup, Inc.                                     6,892,214
260,000 J.P. Morgan Chase & Co.                            10,036,000
 61,880 SouthTrust Corp.                                    2,696,112

LIFE INSURERS - 9.7%
255,000 AFLAC, Inc.                                         9,149,400
 68,110 Assurant, Inc.                                      1,837,608
300,000 Protective Life Corp.                              11,790,000
228,300 Torchmark Corp.                                    12,332,766

P-C INSURERS - 27.5%
125,000 Aon Corp.                                           2,551,250
191,394 Allstate Corp.                                      9,204,137
244,016 American International Gr., Inc.                   14,814,211
    175 Berkshire Hathaway, Inc. CL A*                     14,743,750
190,000 The Chubb Corp.                                    13,704,700
192,150 Cincinnati Financial Corp.                          8,022,262
139,430 Gallagher (Arthur J.) & Co.                         3,917,983
155,000 Marsh & McLennan Cos., Inc.                         4,287,300
  8,000 Ohio Casualty Corp.*                                  167,040
129,000 The Progressive Corp.                              12,067,950
275,100 RenaissanceRe Holdings Ltd.                        12,880,182
 71,500 SAFECO Corp.                                        3,306,160

DIVERSIFIED FINANCIAL/OTHER - 6.2%
 99,310 Automatic Data Processing, Inc.                     4,309,061
243,750 MBIA, Inc.                                         14,103,375
 44,530 State Street Corp.                                  2,006,076
 87,666 Waddell & Reed Fin'l, Inc. CL A                     1,841,863
                                                         ------------
                                                          178,121,554
                                                         ------------

HEALTH CARE - 20.4%
208,170 Abbott Laboratories                                 8,874,287
 89,860 Anthem, Inc.*                                       7,224,744
 58,920 Beckman Coulter, Inc.                               3,505,740
192,170 Caremark Rx, Inc.*                                  5,759,335
227,830 Health Management Associates, Inc.                  4,706,968
117,940 Henry Schein, Inc.*                                 7,457,346
159,950 Johnson & Johnson, Inc.                             9,337,881
 58,220 McKesson Corp.                                      1,552,145
354,930 Pfizer, Inc.                                      10, 275,223
172,410 UnitedHealth Group, Inc.                           12,482,484
 71,880 Varian Medical Systems, Inc.*                       2,885,982
                                                         ------------
                                                           74,062,135
                                                         ------------

PRODUCER DURABLES - 3.9%
203,630 Donaldson Co., Inc.                                 6,047,811
 87,930 United Technologies Corp.                           8,161,663
                                                         ------------
                                                           14,209,474
                                                         ------------

TECHNOLOGY - 9.0%
349,470 Check Point Software Tech.Ltd.*                     7,905,361
234,820 Citrix Systems, Inc.*                               5,666,207
 21,610 General Dynamics Corp.                              2,206,813
380,540 Microsoft Corp.                                    10,651,315
246,080 Texas Instruments, Inc.                             6,016,656
                                                         ------------
                                                           32,446,352
                                                         ------------

TOTAL INVESTMENT IN COMMON STOCK - 95.5%
  (Identified cost, $179,306,868)                         345,936,275
                                                         ------------

CASH EQUIVALENTS - 4.6%
$16,722,000 State Street Bank and Trust Eurodollar
  Time Deposit, at cost approximating
  value, maturity 11/01/04, 1.25%                          16,722,000
                                                         ------------

TOTAL INVESTMENTS - 100.1%
  (Identified cost, $196,028,868)                         362,658,275
                                                         ------------

OTHER ASSETS AND LIABILITIES - (0.1%)
  Other Assets                                                377,822
  Liabilities                                                (644,422)
                                                         ------------
                                                             (266,600)
                                                         ------------

NET ASSETS - 100%                                        $362,391,675
                                                         ============

* Non-income producing security

                       See notes to financial statements.

CENTURY SMALL CAP SELECT FUND
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2004
Common Stock - 91.6%


SHARES                                                        VALUE
------                                                        -----
CONSUMER DISCRETIONARY - 21.1%
107,440 America's Car-Mart, Inc.*                         $ 3,709,903
171,820 Beacon Roofing Supply, Inc.*                        3,221,625
 49,160 Bright Horizons Family Solutions, Inc.*             3,111,828
198,310 Cato Corp.                                          4,553,198
245,230 Digital Theater Systems, Inc.*                      4,171,362
260,480 Fred's, Inc.                                        4,566,214
171,260 Gildan Activewear, Inc.*                            4,913,449
185,500 Lifeline Systems, Inc.*                             4,461,275
233,870 Princeton Review, Inc.*                             1,357,615
454,670 Providence Service Corp.*                           8,402,302
232,320 Ritchie Bros. Auctioneers, Inc.                     7,088,083
178,440 Schawk, Inc.                                        2,965,673
270,360 Standard Parking Corp.*                             3,484,940
143,970 Tractor Supply Co.                                  5,223,232
                                                         ------------
                                                           61,230,699
                                                         ------------

CONSUMER STAPLES - 0.5%
 50,000 Church & Dwight Co., Inc.                           1,361,000
                                                         ------------

FINANCIAL SERVICES - 21.7%
126,480 Bancorp Rhode Island, Inc.                          4,837,860
263,610 BISYS Group, Inc.*                                  3,848,706
128,710 Blackbaud, Inc.*                                    1,601,152
164,880 Capital Trust, Inc.                                 4,826,038
 62,660 First Community Bancorp, Inc.                       2,629,840
309,890 First Niagara Financial Group, Inc.                 4,319,867
150,580 Jones Lang LaSalle, Inc.*                           4,818,560
435,000 Marlin Business Services Corp.*                     7,666,875
319,440 Platinum Underwriters Holding, Ltd.                 9,343,620
180,490 Portfolio Recovery Associates, Inc.*                6,086,123
 71,430 Primus Guaranty, Ltd.*                                939,305
 63,500 Redwood Trust, Inc.                                 3,820,160
156,310 Scottish Re Group Limited                           3,516,975
246,340 Texas Capital Bancshares, Inc.*                     4,870,142
                                                         ------------
                                                           63,125,223
                                                         ------------

HEALTH CARE - 21.5%
113,320 American Service Group, Inc.*                       4,053,456
272,040 American Healthways, Inc.*                          8,210,167
 84,720 American Medical Security Group, Inc.*              2,689,860
191,410 Amsurg Corp.*                                       4,477,080
149,430 Apria Healthcare Group, Inc.*                       4,088,405
 44,420 Bradley Pharmaceuticals, Inc.*                        735,595
139,540 eResearch Technology, Inc.                          1,631,223
118,940 Exactech, Inc.                                      2,048,147
283,830 Merit Medical Systems, Inc.*                        2,937,640
 92,800 Millipore Corp.*                                    4,267,872
121,750 Molina Healthcare, Inc.*                            4,482,835
 94,720 ResMed, Inc.*                                       4,451,840
188,220 Stericycle, Inc.*                                   8,532,013
157,850 Sunrise Senior Living, Inc.*                        6,015,664
 58,330 SurModics, Inc.*                                    1,566,161
 62,700 United Surgical Partners Int'l, Inc.*               2,195,127
                                                         ------------
                                                           62,383,085
                                                         ------------

MATERIALS & PROCESSING - 5.8%
130,790 Rogers Corp.*                                       5,613,507
643,150 RPM International, Inc.                            11,338,734
                                                         ------------
                                                           16,952,241
                                                         ------------

OTHER ENERGY - 4.6%
117,800 Houston Exploration Co.*                            6,903,080
531,180 Magnum Hunter Resources, Inc.*                      6,427,278
                                                         ------------
                                                          13,330, 358
                                                         ------------

PRODUCER DURABLES - 4.1%
 97,230 Plantronics, Inc.                                   4,229,505
218,128 Varian Semiconductor Equip. Assoc.*                 7,549,410
                                                         ------------
                                                           11,778,915
                                                         ------------

TECHNOLOGY - 12.3%
80,170 ANSYS, Inc.*                                         2,212,692
147,200 Diodes, Inc.*                                       4,302,656
 51,320 FLIR Systems, Inc.*                                 2,730,737
 12,810 II-VI, Inc.*                                          438,614
383,267 Ixia*                                               4,894,320
483,300 Lawson Software, Inc.*                              2,764,476
189,430 OmniVision Technologies, Inc.*                      3,011,937
651,590 Online Resources Corp.*                             4,730,543
252,740 Open Solutions, Inc.*                               7,118,422
278,950 Ultimate Software Group, Inc.*                      3,588,692
                                                         ------------
                                                           35,793,089
                                                         ------------

TOTAL INVESTMENT IN COMMON STOCK - 91.6%
  (Identified cost, $243,498,114)                         265,954,610
                                                         ------------

CASH EQUIVALENTS - 8.0%
$23,369,000 State Street Bank and Trust Eurodollar
            Time Deposit, at cost approximating
            value, maturity 11/01/04, 1.25%                23,369,000
                                                         ------------

TOTAL INVESTMENTS - 99.6%
  (Identified cost, $266,867,114)                         289,323,610
                                                         ------------

CASH AND RECEIVABLES LESS LIABILITIES - 0.4%
  Other Assets                                              3,503,074
  Liabilities                                              (2,200,368)
                                                         ------------
                                                            1,302,706
                                                         ------------

NET ASSETS - 100%                                        $290,626,316
                                                         ============
*Non-income producing security

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES - OCTOBER 31, 2004

                                                                                 CENTURY SHARES  CENTURY SMALL CAP
                                                                                     TRUST          SELECT FUND
ASSETS:
Investments, at value (Note 1A) (Identified cost of, $196,028,868 and
         $266,867,114, respectively) ..........................................   $362,658,275    $289,323,610

Cash ..........................................................................            116             839
Dividends and interest receivable .............................................        345,585          27,225
Receivable for investments sold ...............................................           --         1,588,868
Receivable for Trust/Fund shares sold .........................................         32,121       1,886,142
                                                                                  ------------    ------------
         Total Assets .........................................................    363,036,097     292,826,684
                                                                                  ------------    ------------

LIABILITIES:
Payable to Affiliates:
         Management fee (Note 4) ..............................................        207,963         222,402
         Administration fee (Note 5) ..........................................         90,799            --
         Distribution fees (Note 7) ...........................................           --            69,734
Accrued expenses and other liabilities ........................................        146,233          98,629
Payable for investments purchased .............................................           --         1,759,795
Payable for Trust/Fund shares repurchased .....................................        199,427          49,808
                                                                                  ------------    ------------
         Total Liabilities ....................................................        644,422       2,200,368
                                                                                  ------------    ------------

NET ASSETS ....................................................................   $362,391,675    $290,626,316
                                                                                  ============    ============

At October 31, 2004, net assets consisted of:
Capital paid-in ...............................................................   $159,772,113    $261,810,568
Accumulated distributions in excess of net investment income ..................       (247,377)           --
Accumulated undistributed net realized gains on investments ...................     36,237,532       6,359,252
Unrealized appreciation in value of investments ...............................    166,629,407      22,456,496
                                                                                  ------------    ------------
Net assets applicable to outstanding capital stock ............................   $362,391,675    $290,626,316
                                                                                  ============    ============

Net Assets consist of:
         Century Small Cap Select Fund
         Investor Class ......................................................................    $150,418,085
         Institutional Class .................................................................    $140,208,231

Shares Outstanding consist of (Note 2):
         Century Shares Trust .................................................     10,173,980
         Century Small Cap Select Fund
         Investor Class ......................................................................       6,757,000
         Institutional Class .................................................................       6,242,601


NET ASSET VALUE PER SHARE (Represents both the offering and redemption price*):
         Century Shares Trust .................................................         $35.62
         Century Small Cap Select Fund
         Investor Class .......................................................                         $22.26
         Institutional Class ..................................................                         $22.46

* In general, shares of the Trust and Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 180 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by each for the benefit of their respective remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

                                          See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2004

                                                                                 CENTURY SHARES  CENTURY SMALL CAP
                                                                                     TRUST          SELECT FUND
Investment Income/(Loss):
  Dividends (net of withholding tax of $0 and $12,086,respectively) ...........   $ 4,376,028    $ 1,490,085
  Interest ....................................................................       190,061        174,748
                                                                                  -----------    -----------
  Total income .................................................................    4,566,089      1,664,833
                                                                                  -----------    -----------

  Expenses:
  Investment adviser fee (Note 4) ..............................................    2,989,073      1,973,596
  Administration (Note 5) ......................................................      560,451           --
  Distribution fee (Note 7) ....................................................         --          312,411
  Non-interested trustees' remuneration ........................................       80,520         43,855
  Transfer agent ...............................................................      304,750           --
  Transfer agent - institutional ...............................................         --           18,900
  Transfer agent - investor ....................................................         --          199,207
  Custodian ....................................................................       67,300        118,575
  Insurance ....................................................................       25,382         13,778
  Professional fees ............................................................      127,530         67,545
  Registration .................................................................       27,450         36,695
  Printing and other ...........................................................      123,200         71,650
                                                                                  -----------    -----------
  Total expenses ...............................................................    4,305,656      2,856,212

  Advisor reimbursement (Note 6) ...............................................         --          (24,110)
                                                                                  -----------    -----------

  Net expenses .................................................................    4,305,656      2,832,102
                                                                                  -----------    -----------

  Net investment income/(loss) .................................................      260,433     (1,167,269)
                                                                                  -----------    -----------

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain from investment transactions ................................    36,864,445      6,580,251
Change in unrealized appreciation (depreciation) on investments ...............    (5,934,258)     8,897,460
                                                                                  -----------    -----------

Net realized and unrealized gain on investments ...............................    30,930,187     15,477,711
                                                                                  -----------    -----------
Net increase in net assets resulting from operations ..........................   $31,190,620    $14,310,442
                                                                                  ===========    ===========

                                             See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   Century Small Cap
                                                          Century Shares Trust                        Select Fund
INCREASE (DECREASE)                                     Year Ended      Year Ended           Year Ended        Year Ended
IN NET ASSETS:                                        October 31,2004 October 31, 2003    October 31, 2004   October 31, 2003
Operations:
 Net investment income/(loss)                            $260, 433      $     641,578      $  (1,167,269)     $    (351,611)
 Net realized gain on investment transactions           36,864,445         30,261,077          6,580,251          7,903,111
 Change in net unrealized appreciation (depreciation)   (5,934,258)        17,391,799          8,897,460         13,734,820
                                                     -------------      -------------       ------------      -------------
 Net increase in net assets
 resulting from operations                              31,190,620         48,294,454         14,310,442         21,286,320
Net Equalization (Note 1C)                                    --               11,162               --                 --

Distributions to shareholders from:
 Net Investment Income
  Century Shares Trust                                  (3,399,416)          (902,700)
  Century Small Cap Select Fund
    Institutional Class                                                                       (2,292,188)           (95,347)
    Investor Class                                                                            (4,127,025)           (50,154)
Realized gain from investment transactions
  Century Shares Trust                                 (27,153,654)       (27,700,185)
  Century Small Cap Select Fund
    Institutional Class                                                                         (463,307)          (317,824)
    Investor Class                                                                              (861,677)          (270,197)

Trust/Fund share transactions - net                     19,063,442         31,656,322        161,980,295         78,245,834
Redemption fees                                             12,155              8,216            184,676             39,811
                                                     -------------      -------------       ------------      -------------
 Total increase                                         19,713,147         51,367,269        168,731,216         98,838,443

NET ASSETS:
 Beginning of year                                     342,678,528        291,311,259        121,895,100         23,056,657
                                                     -------------      -------------       ------------      -------------
 End of year                                         $ 362,391,675      $ 342,678,528       $290,626,316      $ 121,895,100
                                                     =============      =============       ============      =============

Distributions in excess of net investment
 income at end of year                               $     247,377      $     247,376
                                                     =============      =============

See notes to financial statements.

FINANCIAL HIGHLIGHTS
                                             Year Ended                  Period Ended                     Year Ended
                                             October 31,                  October 31,                     December 31,
CENTURY SHARES TRUST                     2004          2003         2002 (A)          2001           2000              1999

Net Asset Value, beginning of period   $  35.66     $  33.95     $     38.12      $     42.97     $     34.32     $     44.66
                                       --------     --------     -----------      -----------     -----------     -----------
Income/(loss) from Investment
  Operations:
  Net investment income (b)                0.03         0.07            0.08             0.17            0.39            0.42
  Net realized and unrealized gain/
    (loss) on investments                  3.02         5.03           (4.20)           (1.26)          12.39           (6.05)
                                       --------     --------     -----------      -----------     -----------     -----------
Total income/(loss) from investment
   operations                              3.05         5.10           (4.12)           (1.09)          12.78           (5.63)
                                       --------     --------     -----------      -----------     -----------     -----------
Less Distributions From:
  Net investment income                   (0.34)       (0.10)          (0.05)           (0.17)          (0.38)          (0.40)
  In excess of net investment income       --           --              --               --              --             (0.01)
  Net realized gain on investment
    transactions                          (2.75)       (3.29)           --              (3.60)          (3.75)          (4.30)
                                       --------     --------     -----------      -----------     -----------     -----------
Total distributions                       (3.09)       (3.39)          (0.05)           (3.77)          (4.13)          (4.71)
                                       --------     --------     -----------      -----------     -----------     -----------
Redemption fees                             --+          --+             --+             0.01            --              --
                                       --------     --------     -----------      -----------     -----------     -----------
Net Asset Value, end of period         $  35.62     $  35.66     $     33.95      $     38.12     $     42.97     $     34.32
                                       ========     ========     ===========      ===========     ===========     ===========

Total Return                               9.06%       16.99%         -10.82%**         -2.52%          37.44%         -12.38%
Ratios and supplemental data
Net assets, end of period
   (000 omitted)                       $362,392     $342,679     $   291,311      $   345,849     $   417,598     $   309,644
Ratio of expenses to average net
   assets                                  1.15%        1.17%           1.19%*           1.05%           0.83%           0.82%
Ratio of net investment income to
   average net assets                      0.07%        0.21%           0.26%*           0.41%           1.05%           1.00%
Portfolio Turnover Rate                      43%          37%             22%              17%             17%             11%

CENTURY SMALL CAP SELECT FUND
                                                      Year Ended October 31,
Institutional Class                           2004       2003       2002       2001   2000 (c)
Net Asset Value, beginning of period      $  21.53   $  15.42   $  14.68   $  14.57   $  10.00
                                          --------   --------   --------   --------   --------
Income from Investment Operations:
Net investment (loss)/income (b)             (0.08)     (0.09)     (0.10)      --         0.04
Net realized and unrealized gain on
   investments                                2.14       6.64       0.93       0.52(d)    4.53
                                          --------   --------   --------   --------   --------
Total income from investment
   operations                                 2.06       6.55       0.83       0.52       4.57
                                          --------   --------   --------   --------   --------
Less Distributions From:
Net investment income                        (0.94)     (0.11)      --        (0.02)      --
Net realized gain on investment
   transactions                              (0.19)     (0.35)     (0.13)     (0.41)      --
                                          --------   --------   --------   --------   --------
Total distributions                          (1.13)     (0.46)     (0.13)     (0.43)      --
                                          --------   --------   --------   --------   --------
Redemption fees                                --+       0.02       0.04       0.02       --
                                          --------   --------   --------   --------   --------
Net Asset Value, end of period            $  22.46   $  21.53   $  15.42   $  14.68   $  14.57
                                          ========   ========   ========   ========   ========

Total Return                                  9.83%     43.76%      5.87%      3.63%     45.70%**
Ratios and supplemental data
Net assets, end of period
   (000 omitted)                          $140,208   $ 42,936   $ 12,938   $  6,093   $  2,253
Ratio of expenses to average
   net assets                                 1.13%      1.26%      1.45%      1.45%      1.45%*
Ratio of expenses to average
   net assets without giving effect to
   voluntary expense reimbursement            1.13%      1.40%      1.87%      4.04%     11.58%*
Ratio of net investment (loss)/income
   to average net assets                    -0.36%     -0.50%     -0.70%     -0.02%       0.38%*
Portfolio Turnover Rate                       103%        88%       123%        48%         24%

(a) For the period from January 1,2002 to October 31,2002. Effective September 5,2002, CST changed its fiscal year end from
    December 31 to October 31.
(b) Calculated based on average shares outstanding during the period.
(c) From the commencement date of investment operations, December 9, 1999 to October 31, 2000.
(d) The per share amount is not in accord with the net realized and unrealized gain/loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
  + Amount represents less than $0.01 per share.
  * Annualized
 ** Not annualized

                                             See notes to financial statements.

FINANCIAL HIGHLIGHTS (CONTINUED)
CENTURY SMALL CAP SELECT FUND
                                                          Year Ended October 31,
Investor Class                               2004       2003       2002       2001     2000(a)
Net Asset Value, beginning of period      $  21.39   $  15.35   $  14.60   $  14.26   $  10.00
                                          --------   --------   --------   --------   --------
Income from Investment Operations:
  Net investment (loss)/income (c)           (0.15)     (0.15)     (0.18)     (0.03)     (0.01)
  Net realized and unrealized gain on
    investments                               2.12       6.60       0.94       0.53(b)    4.27
                                          --------   --------   --------   --------   --------
  Total income from investment
    operations                                1.97       6.45       0.76       0.50       4.26
                                          --------   --------   --------   --------   --------
Less Distributions From:
  Net investment income                      (0.91)     (0.07)      --         --         --
  Net realized gain on investment
    transactions                             (0.19)     (0.35)     (0.03)     (0.19)      --
                                          --------   --------   --------   --------   --------
  Total distributions                        (1.10)     (0.42)     (0.03)     (0.19)      --
                                          --------   --------   --------   --------   --------
Redemption fees                                --+       0.01       0.02       0.03       --
                                          --------   --------   --------   --------   --------
Net Asset Value, end of period            $  22.26   $  21.39   $  15.35   $  14.60   $  14.26
                                          ========   ========   ========   ========   ========

Total Return                                  9.45%     43.12%      5.34%      3.68%     42.60%**
Ratios and supplemental data
Net assets, end of period
   (000 omitted)                          $150,418   $ 78,959   $ 10,119   $  9,302   $    690
Ratio of expenses to average net
   assets                                     1.50%      1.61%      1.80%      1.80%      1.80%*
Ratio of expenses to average net
   assets without giving effect to
   voluntary expense reimbursement            1.50%      1.76%      2.53%      4.38%     14.73%*
Ratio of net investment (loss)/income to
   average net assets                       -0.69%     -0.86%     -1.05%     -0.48%    -0.14%*
Portfolio Turnover Rate                       103%        88%       123%        48%        24%

(a) From the commencement date of investment operations, February 24, 2000 to October 31, 2000.
(b) The per share amount is not in accord with the net realized and unrealized gain/loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(c) Calculated based on average shares outstanding during the period.
  * Annualized
 ** Not annualized

                           See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES -- Century Capital Management Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Century Shares Trust (the "Trust") and Century Small Cap Select Fund (the "Fund" and together with the Trust, the "Funds") are diversified series of the Master Trust. The following is a summary of significant accounting policies consistently followed by both the Trust and the Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Security Valuations -- Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available generally are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. Equalization -- The Master Trust follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Master Trust shares equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or repurchases of Trust shares.

C. Other -- Investment security transactions are accounted for on the date the securities are purchased or sold.Gain or loss on sales is determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Shares issuable to shareholders electing to receive income dividends and capital gain distributions in shares are recorded on the ex-dividend date.

D. Use of Estimates -- The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Trust and Fund. Actual results could differ from those estimates.

E. Risks and Uncertainty -- Concentration in the financial services field will subject the Trust to the risks associated with that field (e.g., government regulation, interest rates, claims activity, and exposure to natural and man-made disasters) and may result in greater fluctuation in share value than is experienced in less concentrated portfolios. A focus in this field will subject the Trust to similar risks. In addition, the Century Small Cap Select Fund invests in smaller companies which pose greater risks than those associated with larger, more established companies.

F. Multiple Classes of Shares -- The Fund offers multiple classes of shares, which differ in their respective distribution and transfer agent fees. Transfer agent fees for each Fund class are based on a per shareholder account charge. All shareholders bear the common expenses of the Fund based upon daily net assets of each class, without distinction between share classes.

G. Redemption Fees -- In general, shares of the Trust and Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 180 days, a fee of 1% of the current net asset value of the shares may be assessed and retained by each for the benefit of their respective remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

H. Income Tax Information and Distributions to Shareholders -- Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In order to present undistributed (distribution in excess of) net investment income ("UNII") and accumulated net realized gain ("Accumulated Gain") more closely to its tax character, the following accounts for each Fund were increased (decreased):

                                    PAID-IN
                                    CAPITAL       UNII     ACCUMULATED GAIN
Century Shares Trust                $ 77,803   $3,138,982   ($3,216,785)
Century Small Cap Select Fund    ($1,203,805)  $7,586,481   ($6,382,676)

Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to equalization, partnership income, net operating losses and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

For the Trust
-------------
UNREALIZED APPRECIATION                                          $168,747,999
UNREALIZED DEPRECIATION                                             2,131,896
                                                                 ------------
NET UNREALIZED APPRECIATION (DEPRECIATION)                        166,616,103
ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME         (247,377)
ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS ON INVESTMENTS        36,237,532
COST FOR FEDERAL INCOME TAX PURPOSES                             $196,042,172

The tax character of distributions paid was as follows:

                                                                                 OCTOBER 31, 2004  OCTOBER 31,2003

ORDINARY INCOME ...............................................................   $   3,399,416    $     902,700
LONG-TERM CAPITAL GAIN ........................................................   $  27,153,654    $  27,700,185

For the Fund
UNREALIZED APPRECIATION .......................................................   $  27,740,749
UNREALIZED DEPRECIATION .......................................................       5,284,505
                                                                                  -------------
NET UNREALIZED APPRECIATION (DEPRECIATION) ....................................      22,456,244
ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS ON INVESTMENTS ...................       6,359,252
COST FOR FEDERAL INCOME TAX PURPOSES ..........................................   $ 266,867,366

The tax character of distributions paid was as follows:

                                                                                 OCTOBER 31, 2004 OCTOBER 31,2003
ORDINARY INCOME
  Investor class ..............................................................   $   4,127,025    $      50,154
  Institutional class .........................................................   $   2,292,188    $      95,347
LONG-TERM CAPITAL GAIN
  Investor class ..............................................................   $     861,677    $     270,197
  Institutional class .........................................................   $     463,307    $     317,824

(2) TRANSACTIONS IN SHARES

A.TRUST SHARES-- The number of authorized shares is unlimited. Transactions in Trust shares were as follows:

                                                      YEAR ENDED                       YEAR ENDED
                                                    OCTOBER 31, 2004                 OCTOBER 31,2003
                                                  SHARES          AMOUNT          SHARES          AMOUNT
Sold ....................................      1,204,333    $ 43,119,845       1,387,152    $ 45,313,276

Issued to shareholders in reinvestment of
distributions from:
  Net investment income .................         75,256       2,566,092          20,924         660,462
  Realized gain on investment transactions       657,481      22,130,823         730,060      21,745,807
                                              ----------    ------------      ----------    ------------
                                               1,937,070      67,816,760       2,138,136      67,719,545
Repurchased .............................     (1,372,661)    (48,753,319)     (1,108,500)    (36,063,223)
                                              ----------    ------------      ----------    ------------
Net increase ............................        564,409    $ 19,063,441       1,029,636    $ 31,656,322
                                              ==========    ============      ==========    ============

B. FUND SHARES - The number of authorized shares is unlimited. Shares of the Fund are currently divided into an
Investor class and an Institutional class. Transactions in Fund shares were as follows:

                                                              YEAR ENDED OCTOBER 31, 2004
                                                   INSTITUTIONAL CLASS                INVESTOR CLASS
                                                  SHARES          AMOUNT          SHARES          AMOUNT
Sold ....................................      5,191,629    $113,979,347       5,625,370    $123,936,410
Issued to shareholders in reinvestment of
distributions from:
  Net investment income .................         96,665       2,066,697         174,258       3,702,975
  Realized gain on investment transactions        20,693         442,409          36,415         773,818
                                            ------------    ------------    ------------    ------------
                                               5,308,987     116,488,453       5,836,043     128,413,203
Repurchased .............................     (1,060,514)    (23,004,896)     (2,771,158)    (59,916,466)
                                            ------------    ------------    ------------    ------------
Net increase ............................      4,248,473    $ 93,483,557       3,064,885    $ 68,496,737
                                            ============    ============    ============    ============

                                                              YEAR ENDED OCTOBER 31,2003
                                                   INSTITUTIONAL CLASS                INVESTOR CLASS
                                                  SHARES          AMOUNT          SHARES          AMOUNT
Sold ....................................      1,389,691    $ 26,066,642       3,340,426    $ 61,478,782
Issued to shareholders in reinvestment of
distributions from:
  Net investment income .................          5,436          83,552           2,704          41,455
  Realized gain on investment transactions        18,120         278,505          14,678         225,007
                                            ------------    ------------    ------------    ------------
                                               1,413,247      26,428,699       3,357,808      61,745,244
Repurchased .............................       (258,129)     (4,203,907)       (324,990)     (5,724,202)
                                            ------------    ------------    ------------    ------------
Net increase ............................      1,155,118    $ 22,224,792       3,032,818    $ 56,021,042
                                            ============    ============    ============    ============

(3) INVESTMENT SECURITY TRANSACTIONS
FOR THE TRUST, other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $161,506,892 and $168,691,872,respectively, during the period ended October 31, 2004.

FOR THE FUND, other than U.S.Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $350,442,914 and $215,286,759,respectively, during the year ended October 31, 2004.

(4) INVESTMENT ADVISER FEE FOR THE TRUST, the investment adviser fee is earned by Century Capital Management, LLC ("CCM"), as compensation for providing investment advisory, management and administrative services to the Trust. CCM receives a monthly fee equal on an annualized basis to 0.8% of the first $500 million and 0.7% of the amounts exceeding $500 million of the Trust's net asset value. For the year ended October 31, 2004,the fee amounted to $2,989,073. The portion ofthe adviser fee that was paid to Century Capital Management, Inc. prior to January 29, 2004,the change of control is $716,517. Officers and Trustees of the Master Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

The Trust has guaranteed retirement benefits to be paid to two former Trustees. Under the terms of the Trust's Investment Advisory and Management Agreement with CCM, CCM has assumed the obligation to make all such payments on behalf of the Trust during the term of the agreement. The amount of potential future payments owed by theTrust cannot be estimated with certainty due to the variability of amounts used to determine the payment and therefore are not reflected in the Trust's financial statements. Retirement benefits are payable over various periods.

FOR THE FUND, the investment adviser fee is earned by CCM as compensation for providing investment advisory, management and administrative services to the Fund. CCM receives a monthly fee equal on an annualized basis to 0.95% of the Fund's net asset value. For the year ended October 31, 2004, the fee amounted to $1,973,596. The portion of the adviser fee that was paid to Century Capital Management, Inc. prior to January 29,2004, the change of control is $366,475. Officers and Trustees of the Master Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

(5) ADMINISTRATION FEES -- The Trust has an Administration Agreement with CCM. Under the agreement CCM shall provide or procure, at its expense, non-investment advisory services to the Trust. CCM will receive a monthly fee equal on an annualized basis to 0.15% of the Trust's net asset value. The fee was $560,451 for the year ended October 31, 2004. The portion of the administration fee that was paid to Century Capital Management, Inc. prior to January 29, 2004, the change of control is $134,347.

(6) ADVISER REIMBURSEMENT -- CCM has voluntarily waived a portion of its management fee for both classes of the Fund and reimbursed certain other expenses to the extent necessary so that net fund annual operating expenses (exclusive of brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses) will not exceed certain expense limitations through at least February 28, 2005. The expense limitations for the Investor and Institutional Class are 1.80% and 1.45%, respectively. During the year ended October 31, 2004, the Century Capital Management LLC made a voluntary reimbursement of $24,110.

(7) DISTRIBUTION AND SERVICE PLAN -- The Fund has adopted a distribution and service plan for the Investor Class under Rule 12b-1 of the 1940 Act. Distribution plans permit a fund to pay for all or a portion of the costs incurred in connection with the distribution and/or servicing of shares. The Investor Class currently pays a distribution and service fee equal to 0.25% of the average daily net assets of the class. During the year ended October 31, 2004, $312,411 was paid under the distribution and service plan. The plan may be terminated at any time by the vote of a majority of the independent Trustees or by the vote of the holders of a majority of the outstanding shares of the Investor class.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
Century Capital Management Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Century Shares Trust and Century Small Cap Select Fund (each a separate series of Century Capital Management Trust ("Master Trust")) as of October 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Master Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of Century Shares Trust and Century Small Cap Select Fund as of October 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP

Boston, Massachusetts
December 21, 2004

MANAGEMENT OF THE TRUST

The following table provides certain information regarding the Trustees and officers of Century Capital Management Trust
(the Master "Trust") as of October 31, 2004. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is 100 Federal Street, 29th Floor, Boston, Massachusetts
02110. Each Trustee's term of office continues until the Trustee retires, resigns or is removed in accordance with the
Master Trust's Declaration of Trust.

INDEPENDENT TRUSTEES
                                                                                      NUMBER OF
                                                                                      PORTFOLIOS
NAME, AGE, POSITION(S)                                                                IN FUND          OTHER
HELD WITH MASTER TRUST                PRINCIPAL OCCUPATION(S)                         COMPLEX          DIRECTORSHIPS
AND LENGTH OF TIME SERVED             DURING PAST 5 YEARS                             OVERSEEN         HELD

JOHN E. BEARD (72)                    Ropes & Gray LLP, Partner (until 12/31/00),      2                The Timberland Company;
Trustee, 1999 to present(1)            of Counsel (thereafter) (law firm).                              BTU International, Inc.

JERROLD MITCHELL (65)                 Massachusetts Pension Reserves Investment        2                None.
Trustee, January 2004 to present       Management Board, Chief Investment Officer
                                      (April 2001 to October 2004); Independent
                                      Investment Adviser (since 1995).

ERNEST E. MONRAD (74)                 Northeast Investors Trust, Trustee (Chairman     2                Northeast Investors Funds
Trustee, 1999 to present (1)           until 05/00) (investment company); Northeast                     (2 registered investment
                                      Investors Growth Fund, Chairman, Trustee                          companies overseen);
                                      and Assistant Treasurer (investment company);                     New American High
                                      Northeast Investment Management, Inc.,                            Income Fund.
                                      Vice President and Director (investment
                                      adviser).

MICHAEL J. POULOS (73)                Retired.                                         2                Technical Olympic, USA, Inc.
Trustee, 1999 to present(1)

JERRY S. ROSENBLOOM (65)              The Wharton School, University of Pennsylvania,  2                Harleysville Group, Inc.;
Trustee, 1999 to present(1)            Professor of Insurance and Risk Management and                   MBIA Municipal Bond Fund.
                                      Academic Director. Certified Employee Benefit
                                      Specialist Program

DAVID D. TRIPPLE (60)                 Pioneer Investment Management, a subsidiary      2                None.
Trustee, January 2004 to present       of UniCredito Italiano (investment adviser),
                                      Chief Executive Officer and Trustee of
                                      all U.S. Pioneer mutual funds (10/00 to
                                      09/01); prior thereto, The Pioneer
                                      Group, Inc. (asset management), Executive
                                      Vice President and Director (09/98 to
                                      10/00).

-------------------
(1) On July 31,2001, Century Shares Trust was reorganized from a separate stand-alone trust into a series of the
    Trust. Prior to the reorganization, the following Trustees had served as Trustees of Century Shares Trust since the year indicated: Mr.Beard - since 1983; Mr.Monrad - since 1976; Mr.Poulos - since 1998; and Mr.Rosenbloom - since 1998.

INTERESTED TRUSTEES AND OFFICERS 2
                                                                                      NUMBER OF
                                                                                      PORTFOLIOS
NAME, AGE, POSITION(S)                                                                IN FUND          OTHER
HELD WITH MASTER TRUST                PRINCIPAL OCCUPATION(S)                         COMPLEX          DIRECTORSHIPS
AND LENGTH OF TIME SERVED             DURING PAST 5 YEARS                             OVERSEEN         HELD

ALEXANDER L. THORNDIKE (38)         Century Capital Management, LLC, Managing         2                       None
Chairman, January 2004 to present;  Partner, Managing Director and Executive
Trustee and Chief Investment        Committee Member; CCP Capital II, LLC,
Officer, 1999 to present            Managing Member (since 1999) (investment
                                    management services); Sachem Partners,
                                    LLC, manager (since 2003) (investment
                                    management services)

DAVIS R. FULKERSON (39)             Century Capital Management, LLC, Managing         2                       None
Trustee, 2000 to present            Partner, Managing Director and Executive
                                    Committee Member; CCP Capital II, LLC,
                                    Managing Member (since 1999) (investment
                                    management services); CCP Capital III, Inc.,
                                    Director (since 2001) (investment management
                                    services);Massachusetts Fiduciary Advisors,
                                    Inc., Vice President (03/99 to 12/00)
                                    (investment adviser)

STEVEN ALFANO (46)                  Century Capital Management, LLC, Managing         N/A                     N/A
Secretary, 2001 to present,         Director; CCP Capital II, LLC, Managing
Principal Accounting Officer,       Member (since 1999) (investment management
2002 to present and Chief           services); CCP Capital III, Inc., Secretary and
Compliance Officer                  Treasurer (since 2001) (investment management
                                    services); Massachusetts Fiduciary Advisors,
                                    Inc., Vice President (03/99 to 12/00)
                                    (investment adviser)

The Funds' Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number:1-800-321-1928.

Quarterly Portfolio Schedule and Proxy Voting Policies and Procedures. The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and each Fund's proxy voting record for the 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-321-1928. The Funds' Form N-Q, a description of the Funds'
proxy voting policies and procedures and proxy voting record are available on the SEC's website at http://www.sec.gov.
These materials may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on
the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

-------------------
(2) Each person listed is considered an "interested person" of the Funds within the meaning of the 1940 Act by virtue of being an officer or employee of the Adviser.

[logo] CENTURY FUNDS
100 Federal Street Boston, Massachusetts 02110

GROWTH INVESTORS IN
VALUE INDUSTRIES

--------------------------------------------------------------------------------
CCMT AR 45
OCT 2004
--------------------------------------------------------------------------------

Item 2.  Code of Ethics.

    (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics referenced in 2(a) above. However, on December 16, 2004, the Board of Trustees adopted a new, more comprehensive code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The new code of ethics superceded the previous code of ethics, effective December 16, 2004. It is filed as an exhibit hereto.

    (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3.   Audit Committee Financial Expert.

          The registrant's Board of Trustees has determined that Ernest Monrad, who is a member of the registrant's Board of Trustees and Audit Committee, qualifies as an audit committee financial expert. Mr. Monrad is an independent trustee, as defined in paragraph (a)(2) of this item's instructions. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4.   Principal Accountant Fees and Services.

     (a) Audit Fees. The aggregate fees billed to the Trust for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the financial statements of Century Capital Management Trust (the "Trust") or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal years were as follows:

          FYE                                           Audit Fees
          ---                                           ----------
          10/31/04                                      $55,200
          10/31/03                                      $58,400

     (b) Audit-Related Fees. For each of the last two fiscal years, there were no fees billed to the Trust for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust's financial statements and are not reported under Audit Fees. For each of the last two fiscal years of the Trust, there were no audit-related fees billed by the Fund's principal accountant to the Trust's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund (together, "Accounting Affiliates") for services that were related directly to the operations and financial reporting of the Trust.

     (c) Tax Fees. The aggregate fees billed to the Trust for each of the last two fiscal years for professional services provided by the Trust's principal accountant for tax compliance, tax advice and tax planning were as follows:

          FYE                                           Audit Fees
          10/31/04                                      None
          10/31/03                                      $3,800

          For the last two fiscal years of the Trust, there were no tax fees billed by the Fund's principal accountant to the Trust's Accounting Affiliates for services that were related directly to the operations and financial reporting of the Trust.

     (d) All Other Fees. All Other Fees are fees related to services other than those reported above under "Audit Fees," "Audit-Related Fees," and "Tax Fees." For each of the Trust's last two fiscal years, no such fees were billed by the Trust's principal accountant to the Trust or to the Accounting Affiliates for services related directly to the operations and financial reporting of the Trust.

     (e) (1) The Audit Committee's pre-approval policies and procedures are as follows:

          The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds' independent auditors to the Funds' investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds.

          (2) No services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph
          (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f)  Not applicable

     (g) The aggregate non-audit fees billed by the Trust's accountant, for the Trust's last two fiscal years, for services rendered to the Trust and the Trust's Accounting Affiliates are shown in the table below:

                                               Non-Audit Fees
                            Non-Audit Fees     for Accounting      Aggregate
                              for Trust          Affiliates      Non-Audit Fees
          FYE
          October 31, 2004       None               None             None
          October 31, 2003       $3,800             None             $3,800

     (h) The Audit Committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant is compatible with maintaining the auditors' independence in performing audit services.

Item 5.   Audit Committee of Listed Registrants.

          Not applicable to open-end investment companies.

Item 6.   Schedule of Investments.

          Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

          Not applicable to open-end investment companies.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies

          Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

          Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

          No changes.

Item 11.  Controls and Procedures.

         (a) The registrant's principal executive officer and principal financial officer, after evaluating the effectiveness of the registrant's "disclosure controls and procedures" (as defined in the Investment Company Act of 1940 Rule 30-a-2(c) under the Act (17 CFR 270.30a-2(c))) as of a date (the "Evaluation Date") within 90 days of the filing date of this report, have concluded that, as of the Evaluation Date, the registrant's disclosure controls and procedures were adequately designed to ensure that the information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 12. Exhibits.
         (a) Fund's Code of Ethics. The registrant's code of ethics required to be disclosed under Item 2 of Form N-CSR attacheded hereto as Exhibit 99.CODE ETH.

         (b) Attached hereto.

             Exhibit 99.CERT A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 of the Investment Company Act of 1940.

             Exhibit 99.906CERT Certifications pursuant to Section 906 of the
                                Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Century Capital Management Trust


By:  /s/ Alexander L. Thorndike
         --------------------------------
         Alexander L. Thorndike, Chairman

Date:  January 7, 2005

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/ Alexander L. Thorndike
         --------------------------------
         Alexander L. Thorndike, Chairman (Principal Executive Officer)

Date:  January 7, 2005


By:  /s/ Steven Alfano
         --------------------------------
         Steven Alfano, Secretary (Principal Financial Officer)

Date:  January 7, 2005